Exhibit 10.1
Second Amendment To Revolving
Credit and Term Loan Agreement

This SECOND AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT (this “Second Amendment”) is entered into as of February 28, 2008, by and among:  Centerline Holding Company and Centerline Capital Group Inc. (collectively, the “Borrowers”); those Persons listed as Guarantors on Schedule 1 hereto (each, a “Guarantor,” and, collectively, the “Guarantors”); and those Lenders constituting the Required Lenders, each as set forth on a counterpart signature page hereto, substantially in the form of Schedule 2 hereto (the “Required Lenders”).

RECITALS

Reference is made to the following facts that constitute the background of this Second Amendment:

A.           The parties hereto, among others, have entered into that certain Revolving Credit and Term Loan Agreement, dated as of December 27, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the same meanings herein as ascribed to them in the Loan Agreement;

B.           The Borrowers, the Guarantors and the Required Lenders desire to amend Section 9.23 of the Loan Agreement to correct a scrivener’s error and to conform to the understanding of the parties with respect to such provision.

NOW, THEREFORE, in consideration of the foregoing recitals and of the representations, warranties, covenants and conditions set forth herein and in the Loan Agreement, and for other valuable consideration the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.               The Loan Agreement is hereby amended as follows:

(a)            Section 9.23 is hereby deleted and replaced in its entirety with the following:

Unfunded Escrow.  Until such time as the Unfunded Escrow is reduced to zero Dollars, portions of the Unfunded Escrow shall be funded (thus permanently reducing the Unfunded Escrow) from time to time from (a) Loans made available due to any incremental increase in the Revolving Credit Limit from and after the date hereof in accordance with the definition of such term, (b) Loans made available due to any incremental increase in the Term Loan Limit from and after the date hereof in accordance with the definition of such term, (c) any funds that would have otherwise been released from the Bond Stabilization Escrow Account that are required to be used to fund the Unfunded Escrow in accordance with the terms of the Stabilization Escrow Agreement, and (d)

interest accrued and payable from time to time on the then outstanding principal balance in the Bond Stabilization Escrow Account.

Section 2.              Representations and Warranties.  The Borrowers and Guarantors, jointly and severally, represent and warrant to the Lenders, the Swingline Lender, the Issuing Bank and the Administrative Agent as of the date of this Second Amendment that: (a) no Default is in existence from and after, or will result from, the execution and delivery of this Second Amendment, or the consummation of any transactions contemplated hereby; (b) each of the representations and warranties of the Borrowers and the Guarantors in the Loan Agreement and the other Loan Documents is true and correct in all material respects on the effective date of this Second Amendment (except for representations and warranties limited as to time or with respect to a specific event, which representations and warranties shall continue to be limited to such time or event); and (c) this Second Amendment and the Loan Agreement are legal, valid and binding agreements of the Borrowers and the Guarantors and are enforceable against them in accordance with their terms.

Section 3.              Ratification.  Except as hereby amended, the Loan Agreement, all other Loan Documents and each provision thereof are hereby ratified and confirmed in every respect and shall continue in full force and effect, and this Second Amendment shall not be, and shall not be deemed to be, a waiver of any Default or of any covenant, term or provision of the Loan Agreement or the other Loan Documents.  In furtherance of the foregoing ratification, by executing this Second Amendment in the spaces provided below, each of the Guarantors, on a joint and several basis, hereby absolutely and unconditionally (a) reaffirms its obligations under the Guaranties, and (b) absolutely and unconditionally consents to (i) the execution and delivery by the Borrowers of this Second Amendment, (ii) the continued implementation and consummation of arrangements and transactions contemplated by the Loan Agreement (including, without limitation, as amended or waived hereby) and the other Loan Documents, and (iii) the performance and observance by each Borrower and each Guarantor of all of its respective agreements, covenants, duties and obligations under the Loan Agreement (including, without limitation, as amended hereby) and the other Loan Documents.

Section 4.              Conditions Precedent.  The agreements set forth in this Second Amendment are conditional and this Second Amendment shall not be effective until receipt by the Administrative Agent of a fully-executed counterpart of this Second Amendment.

Section 5.               Counterparts.  This Second Amendment may be executed and delivered in any number of counterparts with the same effect as if the signatures on each counterpart were upon the same instrument.  Any counterpart delivered by facsimile or by other electronic method of transmission shall be deemed an original signature thereto.

Section 6.               Second Amendment as Loan Document.  Each party hereto agrees and acknowledges that this Second Amendment constitutes a “Loan Document” under and as defined in the Loan Agreement.

Section 7.               GOVERNING LAW.  THIS FIRST AMENDMENT SHALL BE DEEMED TO CONSTITUTE A CONTRACT MADE UNDER THE LAWS OF THE STATE

 OF NEW YORK, INCLUDING ARTICLE 5 OF THE UCC, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO ITS CONFLICTS OF LAW RULES).

Section 8.               Successors and Assigns.  This Second Amendment shall be binding upon each of the Borrowers, the Guarantors, the Lenders, the Swingline Lender, the Issuing Bank, the Administrative Agent, the Agents and their respective successors and assigns, and shall inure to the benefit of each such Person and their permitted successors and assigns.

Section 9.               Headings.  Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.

Section 10.            Expenses.  Each Borrower jointly and severally agrees to promptly reimburse the Administrative Agent for all expenses, including, without limitation, reasonable fees and expenses of outside legal counsel, such Person has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Second Amendment and all other instruments, documents and agreements executed and delivered in connection with this Second Amendment.

Section 11.             Integration.  This Second Amendment contains the entire understanding of the parties hereto and with any other Lenders and parties to the Loan Agreement with regard to the subject matter contained herein.  This Second Amendment supersedes all prior or contemporaneous negotiations, promises, covenants, agreements and representations of every nature whatsoever with respect to the matters referred to in this Second Amendment, all of which have become merged and finally integrated into this Second Amendment.  Each of the parties hereto understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions or provisions of this Second Amendment, no party shall be entitled to offer or introduce into evidence any oral promises or oral agreements between the parties relating to the subject matter of this Second Amendment not included or referred to herein and not reflected by a writing included or referred to herein.

Section 12.             Jury Trial Waiver.  THE BORROWERS, GUARANTORS, ADMINISTRATIVE AGENT AND LENDERS BY ACCEPTANCE OF THIS FIRST AMENDMENT MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS FIRST AMENDMENT, THE LOAN AGREEMENT, OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF ANY AGENT OR ANY LENDER RELATING TO THE ADMINISTRATION OF THE LOAN OR ENFORCEMENT OF THE LOAN DOCUMENTS, ARISING OUT OF TORT, STRICT LIABILITY, CONTRACT OR ANY OTHER LAW, AND

AGREE THAT NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Second Amendment to be duly executed by their duly authorized officers or representatives, all as of the date first above written.

BORROWERS:	CENTERLINE HOLDING COMPANY

	By:	/s/ Robert L. Levy
		Name:	Robert L. Levy
		Title:	Chief Financial Officer

CENTERLINE CAPITAL GROUP INC.

By:	/s/ Robert L. Levy
	Name:	Robert L. Levy
	Title:	Chief Financial Officer

(Signatures continued on next page)

S-Borrowers
        Signature page to Second Amendment to Revolving Credit and Term Loan Agreement

GUARANTORS:	CENTERLINE CAPITAL COMPANY LLC

	By:	/s/ Robert L. Levy
		Name:	Robert L. Levy
		Title:	Chief Financial Officer

CENTERLINE AFFORDABLE HOUSING ADVISORS LLC

By:	/s/ Robert L. Levy
	Name:	Robert L. Levy
	Title:	Vice President

CENTERLINE/AC INVESTORS LLC

By:	/s/ Robert L. Levy
	Name:	Robert L. Levy
	Title:	Senior Vice President

CENTERLINE HOLDING TRUST

By:	/s/ Robert L. Levy
	Name:	Robert L. Levy
	Title:	Chief Financial Officer

CENTERLINE INVESTORS I LLC

By:	/s/ Robert L. Levy
	Name:	Robert L. Levy
	Title:	Vice President

(Signatures continued on next page)

S-Guarantors
        Signature page to Second Amendment to Revolving Credit and Term Loan Agreement

GUARANTORS (CONT.):	CENTERLINE REIT INC.

	By:	/s/ Bryan Carr
		Name:	Bryan Carr
		Title:	Chief Financial Officer

CENTERLINE SERVICING INC.

By:	/s/ Bryan Carr
	Name:	Bryan Carr
	Title:	Chief Financial Officer

CENTERLINE FINANCE CORPORATION

By:	/s/ Bryan Carr
	Name:	Bryan Carr
	Title:	Chief Financial Officer

CENTERLINE INVESTOR LP LLC

By:	/s/ Justin Ginsberg
	Name:	Justin Ginsberg
	Title:	Vice President

CENTERLINE INVESTOR LP II LLC

By:	/s/ Justin Ginsberg
	Name:	Justin Ginsberg
	Title:	Vice President

CENTERLINE CREDIT MANAGEMENT LLC

By:	/s/ Frances Melville
	Name:	Frances Melville
	Title:	Senior Vice President

CM INVESTOR LLC

By:	/s/ Robert L. Levy
	Name:	Robert L. Levy
	Title:	Vice President

(Signatures continued on next page)

S-Guarantors
        Signature page to Second Amendment to Revolving Credit and Term Loan Agreement

Schedule 1

Guarantors

1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12.
Centerline Investor LP,
Centerline Investor LP II,
CCC,
CAHA,
Centerline/AC,
Holding Trust,
Centerline Investors,
Centerline REIT Inc.,
Centerline Servicing Inc.,
Centerline Finance Corporation,
Credit Management, and
CM Investor LLC.

Schedule 2

Form of Signature Page for Lenders included in Required Lenders for purposes of approving SECOND AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT:

The undersigned hereby evidences its agreement to the terms of the SECOND AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT, and the consummation of the transactions contemplated thereby, amending that certain Revolving Credit and Term Loan Agreement dated as of December 27, 2007 by and among Centerline Holding Company and Centerline Capital Group Inc. as the Borrowers, the Guarantors described therein, the Lenders described therein, and Bank of America, N.A., as Administrative Agent, Swingline Lender and Issuing Bank, as such agreement is amended, restated, supplemented or otherwise modified from time to time.

CITICORP USA, INC.

By:	/s/ Maria McKeon
	Name:	Maria McKeon
	Title:	Vice President

Representing 34.25% of all Term Loans outstanding, all Revolving Exposure, unused Revolving Loan Commitments and unused Term Loan Commitments

Schedule 2

Form of Signature Page for Lenders included in Required Lenders for purposes of approving SECOND AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT:

The undersigned hereby evidences its agreement to the terms of the SECOND AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT, and the consummation of the transactions contemplated thereby, amending that certain Revolving Credit and Term Loan Agreement dated as of December 27, 2007 by and among Centerline Holding Company and Centerline Capital Group Inc. as the Borrowers, the Guarantors described therein, the Lenders described therein, and Bank of America, N.A., as Administrative Agent, Swingline Lender and Issuing Bank, as such agreement is amended, restated, supplemented or otherwise modified from time to time.

BANK OF AMERICA, N.A.

By:	/s/ John F. Simon
	Name:	John F. Simon
	Title:	Senior Vice President

Representing 41.09589% of all Term Loans outstanding, all Revolving Exposure, unused Revolving Loan Commitments and unused Term Loan Commitments

Schedule 2

Form of Signature Page for Lenders included in Required Lenders for purposes of approving SECOND AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT:

The undersigned hereby evidences its agreement to the terms of the SECOND AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT, and the consummation of the transactions contemplated thereby, amending that certain Revolving Credit and Term Loan Agreement dated as of December 27, 2007 by and among Centerline Holding Company and Centerline Capital Group Inc. as the Borrowers, the Guarantors described therein, the Lenders described therein, and Bank of America, N.A., as Administrative Agent, Swingline Lender and Issuing Bank, as such agreement is amended, restated, supplemented or otherwise modified from time to time.

MLBUSA COMMUNITY DEVELOPMENT CORP.

By:	/s/ Michael A. Solomon
	Name:	Michael A. Solomon
	Title:	First Vice President

Representing 6.85% of all Term Loans outstanding, all Revolving Exposure, unused Revolving Loan Commitments and unused Term Loan Commitments